                                 EXHIBIT 24.1

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David T. Giddings and Laurence L. Betterley, and each of them, and Messrs. Giddings and Betterley each hereby appoints the other, his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Diametrics Medical, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                                             TITLE                           DATE
---------                                             -----                           ----

/S/                                          President, Chief Executive
---------------------------------
David T. Giddings                              Officer and Director                  March 11, 1997


/S/                                          Senior Vice President and Chief
---------------------------------
Laurence L. Betterley                             Financial Officer                  March 11, 1997


/S/                                                   Director                       March 11, 1997
---------------------------------
James E. Ashton, Ph.D.

                                                      Director                       March __, 1997
---------------------------------
Andre de Bruin

/S/                                                   Director                       March 11, 1997
---------------------------------
Gerald L. Cohn

/S/                                                   Director                       March 11, 1997
---------------------------------
Roy S. Johnson

/S/                                                   Director                       March 11, 1997
---------------------------------
Mark B. Knudson, Ph.D.

/S/                                                   Director                       March 11, 1997
---------------------------------
Richard A. Norling

_________________________________                     Director                       March __, 1997
Fred. E. Silverstein, M.D.